SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              June 19, 2003
                                                 -------------------------------

                                KELLWOOD COMPANY
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               (Exact name of registrant as specified in charter)


         Delaware                         001-07340               36-2472410
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(State of other jurisdiction             (Commission           (IRS Employer
   of incorporation)                     File Number)        Identification No.)



600 Kellwood Parkway, P.O. Box 14374, Chesterfield, Missouri        63017
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code    (314) 576-3100
                                                     ---------------------------





                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.           OTHER EVENTS

         On June 19, 2003, Calvin Klein, Inc., a wholly owned subsidiary of Phillips-Van Heusen Corporation issued a press release announcing a strategic licensing arrangement with Kellwood Company, a copy of which is attached as
Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99.1     Press Release dated June 19, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2003

                                            KELLWOOD COMPANY

                                            By: /s/ Thomas H. Pollihan
                                                --------------------------------
                                                Thomas H. Pollihan
                                                Senior Vice President, Secretary
                                                and General Counsel